UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of Earliest Event Reported):

May 18, 2012

BRITTON & KOONTZ CAPITAL CORPORATION
(Exact Name of Registrant as Specified in its Charter)

Mississippi	0-22606	64-0665423
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

500 Main Street, Natchez, Mississippi  39120
(Address of Principal Executive Offices) (Zip Code)

(601) 445-5576
Registrant’s Telephone Number, Including Area Code:

Check the appropriate box below if the 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.	Other Events.

On May 18, 2012, the Board of Directors of Britton & Koontz Capital Corporation (the “Company”), the parent company of Britton & Koontz Bank, N.A., at the request of the Federal Reserve Bank of Atlanta, adopted a resolution requiring the Board to obtain the approval of the Federal Reserve Bank at least 30 days prior to taking any of the following actions:
•	incurring any additional debt (including debt associated with trust preferred securities), or amending the terms of any existing debt;
•	declaring or paying dividends to the Company’s shareholders;
•	redeeming any of the Company’s stock; and
•	making any distribution of principal or interest on the Company’s outstanding trust preferred securities.

The resolution will remain in effect until the Federal Reserve Bank authorizes the Board to rescind the resolution.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereto duly authorized.

BRITTON & KOONTZ CAPITAL CORPORATION

May 23, 2012	/s/ W. Page Ogden
W. Page Ogden
President and Chief Executive Officer